UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – May 1, 2007

(Date of earliest event reported)

QUESTAR CORPORATION

(Exact name of registrant as specified in charter)

STATE OF UTAH                                        1-8796                                87-0407509

(State or other jurisdiction of            (Commission File No.)             (I.R.S. Employer

incorporation or organization)                                                          Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 7.01   Regulation FD

Questar Corporation has nominated Mr. R. D. Cash to serve an additional three-year term on the board of directors, effective May 15, 2007. Institutional Shareholder Services (ISS) has recommended a withhold vote. Mr. Cash, a director since 1977, served as the Company’s chief executive officer from October 1984 to May 2002. For that reason, the ISS deems Mr. Cash an “affiliated outsider”, and recommends a withhold vote because Mr. Cash serves on the Company’s Governance and Nominating Committee,

In response to institutional-investor concerns about the ISS recommendation, on May 1, 2007, R. D. Cash resigned from the Company’s Governance/Nominating Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

May 2, 2007

/s/S. E. Parks

S. E. Parks

Senior Vice President and

Chief Financial Officer

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